LOGISOFT CORP.


                        FILING  TYPE:    8-K
                        DESCRIPTION:     CURRENT  REPORT
                        FILING  DATE:    MAY  12,  2000
                        PERIOD  END:     MAY  10,  2000


        PRIMARY  EXCHANGE:     OVER  THE  COUNTER  INCLUDES  OTC  AND  OTCBB
                                TICKER:     LGST

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                                TABLE OF CONTENTS



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                                       8-K


Item  4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
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                       SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549

                             -----------------------

                                    FORM  8-K


                                 CURRENT  REPORT


                       Pursuant  to  Section  13  or  15(d)  of
                       the  Securities  Exchange  Act  of  1934

                             -----------------------


                   Date  of  Report
                   (Date  of  earliest
                   event  reported):        May  10,  2000


                                 LOGISOFT  CORP.
             (Exact  name  of  registrant  as  specified  in  its  charter)


   Delaware                          0-23100                     22-2649848
---------------                  ----------------            ------------------
(State  or  other                  (Commission  File              (IRS  Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


             6605  Pittsford-Palmyra  Road,  Fairport,  New  York  14450
        ----------------------------------------------------------------
          (Address  of  principal  executive  offices,  including  zip  code)


                                 (716)  223-3610
                         ------------------------------
                         (Registrant's  telephone  number)



Item  4.   Changes  in  Registrant's  Certifying  Accountant.
------    ---------------------------------------------

       (a)    Previous  Independent  Accountants
              ----------------------------------

          On May 10, 2000, Logisoft Corp., formerly Reconversion Technologies, Inc. (the "Company") dismissed its independent auditors, Guest & Co. of
Tulsa, Oaklahoma. The decision to change accountants was recommended and approved by the Company's Board of Directors.

          Guest & Co.'s reports on the Company's financial statements for the past two (2) years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's two (2)most recent fiscal years and through May 10, 2000, there were no disagreements with Guest & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Guest & Co.'s, would have caused them to make a reference to the subject matter of such disagreements in connection with their reports.

          During the Company's two (2) most recent fiscal years and through May 10, 2000, there have been no "reportable events", as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

          Guest & Co. have been requested to furnish the Company with a letter, addressed to the Commission, stating whether the accountants agree or disagree with the statements made by the Company under this Item 4. Guest &
Co.'s  letter,  dated  May  10,  2000,  is filed as an exhibit to this Form 8-K.


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          (b)  New  Independent  Accountants
               -----------------------------

     On May 10, 2000, the Company engaged Bonadio & Company LLP ("Bonadio") Of Rochester, New York to serve as the Company's new independent accountants. During the Company's two (2) most recent fiscal years and through May 10, 2000, neither the Company nor anyone on its behalf has consulted with Bonadio regarding either the application of accounting principles to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor any oral advice was provided to the Company that Bonadio concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. During such period, neither the Company nor anyone on its behalf consulted Bonadio on any matter that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

Item  7.   Financial  Statements,  Pro  Forma Financial Statements and Exhibits.
------    -----------------------------------------------------------------

     (a)  Not  applicable.

     (b)  Not  applicable.

     (c)  Exhibits.

     16.     Letter  from  Guest & Co. pursuant to Item 304(a)(3) of Regulation
             S-K.

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LOGISOFT  CORP.


Dated:  May  11,  2000          By:  /s/  Robert  E.  Lamy
                                     --------------------------------------
                                     Robert  E.  Lamy
                                     President

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                                  EXHIBIT  INDEX
                                  --------------


          16. Letter from Guest & Co. pursuant to Item 304(a)(3) of Regulation S-K.

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